UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.           )

☑	Filed by the Registrant
☐	Filed by a Party other than the Registrant
CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Royal Gold, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):

☑	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! ROYAL GOLD, INC. 1144 15TH STREET, SUITE 2500 DENVER, CO 80202-1161 ROYAL GOLD, INC. 2022 Annual Meeting Vote by May 24, 2022 11:59 PM ET You invested in ROYAL GOLD, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 25, 2022. Vote Virtually at the Meeting* May 25, 2022 9:00 AM MT Virtually at: www.virtualshareholdermeeting.com/RGLD2022 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D74744-P66949 Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D74745-P66949 1. The election of the two Class II director nominees identified in the accompanying proxy statement: Nominees: 2. The approval, on an advisory basis, of the compensation of our named executive officers 1a. William Hayes 3. The ratification of the appointment of Ernst & Young LLP as our independent registered public accountant for 2022 1b. Ronald Vance NOTE: Such other business as may properly come before the meeting or any adjournment thereof. For For For For